UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  _________________________________________________________________
FORM 8-K
 _________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2023
_________________________________________________________________
Axonics, Inc.
(Exact name of registrant as specified in its charter)
_________________________________________________________________

Delaware	001-38721	45-4744083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
26 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 396-6322
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
  _________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.0001 per share	AXNX	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 18, 2023, Dan L. Dearen, President and Chief Financial Officer (Principal Financial and Accounting Officer) of Axonics, Inc. (the “Company”), provided formal notice of his decision to retire from the Company effective October 2, 2023. Mr. Dearen’s decision was not the result of any dispute or disagreement with the Company, including with respect to any matters relating to the Company’s accounting practices or financial reporting.

Effective upon Mr. Dearen’s exit on October 2, 2023, the Company intends to appoint Kari Keese to serve as Chief Financial Officer. Ms. Keese, age 38, currently serves as the Company’s Vice President of Finance and Accounting, a role she has held since 2019 and previously served as the Company’s Director of Finance and Controller from 2014 to 2019. Prior to joining the Company, Ms. Keese served as Controller at Vessix Vascular, Inc. from 2012 to 2014, and began her career in public accounting. Ms. Keese is a certified public accountant and holds a Bachelor of Arts degree in business economics from University of California Santa Barbara and a management certification from UCLA Anderson School of Management.

There are no arrangements between Ms. Keese and any other persons pursuant to which she will be appointed to serve as the Company’s Chief Financial Officer. There are no family relationships between Ms. Keese and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01.    Regulation FD Disclosure.
On August 21, 2023, the Company issued a press release announcing the events described in Item 5.02 of this Current Report on Form 8-K and reaffirming its fiscal year 2023 revenue guidance. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K, including in Exhibit 99.1 attached hereto, is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, except to the extent such other filing specifically incorporates such information by reference.
Item 9.01.    Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description
99.1	Press release of Axonics, Inc., dated August 21, 2023
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXONICS, INC.

Date: August 21, 2023	By:	/s/ Raymond W. Cohen
Raymond W. Cohen
Chief Executive Officer